UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 7, 2011

EURO SOLAR PARKS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-1478176	26-3866816
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

354 Route 17 South, Ste. 23 Upper Saddle River, N.J.	07458
(Address of Principal Executive Offices)	(Zip Code)

1-917-868-6825
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors and Certain Executive Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 7, 2011, the following changes in the executive officers and directors of the Company took place:

1.	Dimitrios Argyros has resigned as CEO/President of the Company. He will continue his duties as Treasurer/Chief Financial Officer, Secretary and director;

2.	Steven Huynh was appointed CEO/President and director;

3.	Mikael Engström was appointed Chief Operations Officer and director.

Dimitrios Argyros, age 43, was appointed as the Company’s Chief Financial Officer (CFO) in September 2011. He also serves as Treasurer and Corporate Secretary.

From 2008 to September 2011, Dimitrios served as the Company’s President and CEO.

From 2007 to 2008, he served as a Senior Quality Control Specialist (Contractor) to the BDO Seidman Consulting Group, where he was responsible for the implementation of several QA Projects and AML Surveillance assigned to high profile accounts.

Prior to this appointment to Senior Quality Control Specialist, he worked as an Investment Banking Project Consultant for various prominent financial institutions from 2004 to 2007.
Dimitrios has been in the finance and investment industry for more than 17 years.

He graduated with an M.B.A. and B.S. from St. John’s University in New York with a focus on International Finance.

As a member of the board, Mr. Argyros contributes his broad expertise on financial, investment and compliance matters as well as his global network of senior executives throughout the US American and European investment community based on his significant industry and financial experience.

Steven Huynh, age 36, was appointed the Company’s President and Chief Executive Officer (CEO) and a director in September 2011.

Steven is thoroughly entrepreneur and private investor and has been in the environment management and development industry since 1997.

In 2010, Steven was the initial founder of Seacove Energy Group AG (SEG AG), Switzerland, an investment and advisory firm with focus on Renewable Energy and Real Estate Development projects in South Eastern Europe.

In 2006, Steven founded Seacove AB, Sweden, a Swedish development and management company with focus on infrastructural and organizational development assignments within the public and private sector. Since its inception, the company has been involved in numerous environment and ecological development assignments, such as Waste-to-Energy projects and a Battery Recycling program in the Balkan Region.

In 2003, Steven teamed up with a senior within the Swedish Church and started the development agency Sisyfos Process Development AB, Sweden, specializing in social- and sustainable development, government related pioneer projects and funding solutions related to transnational development programs throughout different European Financial Framework programs.

From 1998 to 2003 he served as Municipality Officer for the City of Malmoe, Sweden, where he acted in different roles such as Project Manager, Environment Coordinator, Municipality Secretary and Coordinator for several national pioneer projects’

Steven studied Economics and Behavior Science at Lunds University and Malmoe University, Sweden. He holds a degree in Environment Management System (ISO 14001) and is a Certified Environment Auditor (ISO 14010), both awarded from SYCON Tellus Miljömanagement, Sweden. With inherited Chinese roots, raised and educated in Sweden, Steven speaks Chinese, Swedish and English.

As a member of the board, Mr. Huynh contributes his extensive knowledge of the international alternative energy industry, including a highly valuable network of senior decision makers throughout the global energy and infrastructure industry. Due to his substantial experience, he has a deep understanding of all aspects of our business, products and markets, as well as of developing complex energy and infrastructure projects, assessing emerging market trends, and alternative energy business operations.

Transactions between Mr. Huynh and the Company were described in our Form 8-K filed July 29, 2011 and our Form 8-K filed August 24, 2011, incorporated by reference herein. Mr. Huynh also serves as a business development advisor to Seacove Energy Group AG, Switzerland. Transactions between Seacove Energy Group AG, Switzerland and the Company were described in our Form 8-K filed August 24, 2011, incorporated by reference herein.

Mikael Engström, age 49, was appointed the Company’s Chief Operations Officer (COO) and a director in September 2011.

Mikael is a former banker, independent entrepreneur, private investor and business advisor, focusing on renewable energy and real estate development projects.

Since 2009 he has been involved in several business development projects, where he acted as both an investor and advisor to various start-up companies.

From 2005 to 2009 he worked as Senior Advisor at Drops Development Group AB, a Swedish real estate development company and was responsible for the implementation of the company’s financing strategy.

Mikael holds a BSc Degree in Business Administration and Economics from University of Umeå, Sweden, and also completed several property-related and management training courses with SBAB, Sweden.

As a member of the board, Mr. Engström contributes a high level of expertise on the development and financing of Solar Power Plants, which is based on a professional career within the real estate financing and development industry for more than 20 years, and a wide network of professionals in the Banking sector, Real Estate and Construction industry.

Transactions between Mr. Engström and the Company were described in our Form 8-K filed June 30, 2011, incorporated by reference herein. A loan transaction dated June 26, 2011 between Tourgate International AB, a Swedish company, owned 100% by Mr. Engström and the Company was described in our Form 10-Q for the period ended June 30, 2011, incorporated by reference herein. On August 16, 2011, Tikano AB, a Swedish company, owned 50% by Mr. Engström and 50% by Mr. Huynh loaned the Company $40,000 US payable on demand.

The Board of Directors elects our executive officers annually. A majority vote of the directors who are in office is required to fill vacancies. Each director is elected for a term of one year or until his successor is elected and qualified, or until his earlier resignation or removal. At present there are no established committees upon which directors serve.

There are no family relationships between any director, executive officer or person nominated or chosen by the registrant to become a director or executive officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

EURO SOLAR PARKS, INC.

Dated: September 8, 2011	By:	/s/ Steven Huynh
Steven Huynh
Chief Executive Officer